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                                                                   EXHIBIT 10.29

                                 THIRD AMENDMENT
                               OF ESI PENSION PLAN

              This Third Amendment of ESI Pension Plan (the "Plan") is adopted by ITT Educational Services, Inc. (the "Employer").

                                   BACKGROUND

              A.    Effective June 9, 1998, the Employer established the Plan.

              B.    The Plan has been amended by a First and Second Amendment.

              C.    The Employer now wishes to amend the Plan further.

                                    AMENDMENT

              1.    Effective January 1, 2001, the definition of "Eligible

Employee" at Section 2.01 is amended to read as follows:

              "Eligible Employee" means an Employee other than (a) a federal work study student; (b) a non-resident alien; (c) a Leased Employee; (d) an Employee who is covered by a collective bargaining agreement that does not provide for Plan membership; or
              (e) an Employee accruing benefits for current service under any other qualified defined benefit plan or qualified defined contribution plan maintained by the Employer or a Related Employer (other than the ESI 401(k) Plan).

              2.    Effective January 1, 2001, the definition of "Year of

Benefit Service" at Section 2.01 is amended to read as follows:

              "Year of Benefit Service" means, for any Employee, a Plan Year during which the Employee has completed at least 1,000 Hours of Service. A Year of Benefit Service will always be measured in whole years, and any Plan Year during which an Employee has completed less than 1,000 Hours of Service will be disregarded in determining the number of the Employee's Years of Benefit Service. If an Employee Separates from Service and is subsequently reemployed by an Employer, his benefit service accrued prior to his Separation from Service will be restored to him immediately, and he will immediately begin accruing benefit service upon his return. For purposes of this Subsection, any benefit service with ITT Corporation or any of its affiliated companies that was credited to an Employee under the ITT Plan as of the Effective Date will be treated as benefit service with the Employer under this Plan.

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              3.    Effective January 1, 2001, the definition of "Year of

Eligibility Service" is amended to read as follows:

              "Year of Eligibility Service" means an eligibility computation period during which an Employee completes at least 1,000 Hours of Service. The first eligibility computation period is the 12-month period beginning on the date the Employee first completes an Hour of Service. Thereafter, the Employee's eligibility computation period is the Plan Year, beginning with the first Plan Year that begins after the date on which the Employee's employment began. If an Employee Separates from Service before completing a Year of Eligibility Service, thereafter incurs a Break in Service, and is later reemployed, his eligibility computation period for the period after his reemployment will be recalculated as if he had not been previously employed. Years of Eligibility Service before five or more consecutive Breaks in Service will not be considered Years of Eligibility Service if the number of consecutive Breaks in Service equals or exceeds the Years of Vesting Service credited to the Employee and the Employee was not vested in any portion of his Plan benefit at the time the Breaks in Service occurred, unless the Employee completes a period of eligibility service with the Employer after the Break in Service equal to the lesser of (1) the number of the Employee's consecutive Breaks in Service or (2) 10 Years of Eligibility Service.

              For purposes of this Subsection, any eligibility service with ITT Corporation or any of its affiliated companies that was credited to an Employee under the ITT Plan as of the Effective Date will be treated as eligibility service with the Employer under this Plan.

              4.    Effective January 1, 2001, the definition of "Year of

Vesting Service" is amended to read as follows:

              "Year of Vesting Service" means, for any Employee, a Plan Year during which the Employee has completed not fewer than 1,000 Hours of Service; provided, however, that the following shall not be considered Years of Vesting Service:

              (a) For purposes of determining the vested percentage of a Member's benefit that accrued before five or more consecutive Breaks in Service, Years of Vesting Service occurring after the Breaks in Service; and

              (b) For purposes of determining the vested percentage of a Member's benefit for a Member who is not vested in any portion of his Plan benefit at the time the Breaks in Service occurred, Years of Vesting Service before five or more consecutive Breaks in Service, if the number of the consecutive Breaks in Service equals or exceeds the Years of Vesting Service credited to the Employee before the Breaks in Service occurred, unless the Member

                                       -2-
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                    completes a period of eligibility service with the Employer after the Breaks in Service equal to the lesser of (1) the number of his consecutive Breaks in Service or (2) 10 Years of Eligibility Service.

              For purposes of this Subsection, any vesting service with ITT Corporation or any of its affiliated companies that was credited to an Employee under the ITT Plan as of the Effective Date will be treated as vesting service with the Employer under this Plan.

              5.    Effective January 1, 2001, Subsections 3.01(a) and (b) are

amended to read as follows:

              (a) Each Eligible Employee who is not a Full-Time Employee or a Regular Part-Time Employee will become a Member on the first Entry Date that occurs on or after the date he has both reached age 21 and has completed one Year of Eligibility Service. A former Eligible Employee who has previously completed one Year of Eligibility Service, but who has not become a Member, will become a Member as of the first Entry Date on or after he has both reached age 21 and has completed an Hour of Service upon his reemployment as an Eligible Employee. An Eligible Employee who becomes a Member and Separates from Service will again become a Member on the date he first completes an Hour of Service after his reemployment as an Eligible Employee.

              (b) Each Eligible Employee who is a Full-Time Employee or a Regular Part-Time Employee will become a Member on the First Entry Date that occurs on or after the date he has both reached age 21 and has completed one year of Continuous Service. If an Employee incurs a Severance from Service before completing a year of Continuous Service, thereafter incurs at least a 12-month Period of Severance and is then reemployed, his Period of Severance will not be counted as Continuous Service in determining the date he completes a year of Continuous Service after his reemployment. If an Employee incurs a Severance from Service before completing a year of Continuous Service, thereafter incurs a Period of Severance of less than 12 months and is then reemployed, his Period of Severance will be counted as Continuous Service in determining the date he completes a year of Continuous Service after his reemployment. A former Eligible Employee who has previously completed one year of Continuous Service, but who has not become a Member, will become a Member as of the first Entry Date on or after he has both reached age 21 and has completed an Hour of Service upon his reemployment as an Eligible Employee. An Eligible Employee who becomes a Member and then incurs a 12-month period of Severance will again become a Member on the date he first completes an Hour of Service after his reemployment as an Eligible Employee.

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              6.    Effective January 1, 2002, Section 6.02 is amended to read as follows:

              SECTION 6.02. STANDARD PAY CREDITS. Subject to Section 6.03, pay credits will be credited to a member's Cash Balance Account as follows:

              (a) Until he Separates from Service, a Member's Cash Balance Account will be credited each Plan Year with a pay credit equal to a points-related percentage of the Member's Compensation for that Plan Year. A Member's points for a Plan Year will be equal to the sum of the Member's age and Years of Benefit Service as of the last day of the Plan Year. For this purpose, the Plan will count only whole years of age and Years of Benefit Service and will disregard periods of less than a whole year. Pay credits will be allocated as of the last day of the Plan Year based on the following schedule:

                                         STANDARD SCHEDULE PERCENTAGE OF
                   POINTS                          COMPENSATION
                    1-29                               2.5
                   30-34                               2.5
                   35-39                               3.0
                   40-44                               3.5
                   45-49                               4.0
                   50-54                               4.5
                   55-59                               5.5
                   60-64                               6.5
                   65-69                               7.5
                   70-74                               9.0
                   75-79                              10.5
                    80+                               12.0

              (b) In the event a Member Separates from Service before the last day of a Plan Year, he will not receive an allocation for that Plan Year if he has completed less than 1,000 Hours of Service during that Plan Year. If a Member completes 1,000 or more Hours of Service during that Plan Year, he will receive a pay credit for that Plan Year based on his age and Years of Benefit Service as of the date he Separates from Service and the Compensation he earned during the Plan Year up to the date of his Separation from Service.

              7.    Effective January 1, 2002, Section 6.03 is amended to read as follows:

              SECTION 6.03. TRANSITION MEMBER PAY CREDITS. If a Member is a Transition Member, his Cash Balance Account will not be credited under Section
6.02 but his Cash Balance Account will instead be credited with pay credits under this Section as follows:

                                       -4-
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              (a)   A Transition Member's Cash Balance Account will be credited each Plan Year with a pay credit equal to a points-related percentage of his Compensation for that Plan Year. A Transition Member's points will be determined in accordance with Section 6.02. A Transition Member's pay credits will be allocated as of the last day of the Plan Year based on the following schedule:

                                         TRANSITION SCHEDULE PERCENTAGE OF
                   POINTS                        COMPENSATION
                   1-54                               8.0
                   55-59                              8.0
                   60-64                              8.0
                   65-69                              8.5
                   70-74                             10.5
                   75-79                             13.0
                    80+                              16.0

              (b) In the event a Transition Member Separates from Service before the last day of a Plan Year, he will not receive an allocation for that Plan Year if he has completed less than 1,000 Hours of Service during that Plan Year. If a Transition Member completes 1,000 or more Hours of Service during that Plan Year, he will receive a pay credit for the Plan Year based on his age and Years of Benefit Service as of the date he Separates from Service and the Compensation he earned during the Plan Year up to the date of his Separation from Service.

              8.    Effective January 1, 2002, Section 6.04 is amended to read as follows:

              SECTION 6.04. INTEREST CREDITS.

              (a) Until his Annuity Starting Date, for the balance of the Member's Cash Balance Account that is attributable to amounts credited as of December 31, 2001 ("Pre-2002 Balance"), a Member's Cash Balance Account will be credited each Plan Year with an interest credit of 8% of the Member's Pre-2002 Balance as of the last day of the prior Plan Year. Interest credits under this Subsection will be credited as of the last day of the Plan Year, except that if a Member's Annuity Starting Date is other than the last day of a Plan Year, the Member's interest credit for the Plan Year in which his Annuity Starting Date occurs (1) will be credited to his Cash Balance Account on or before his Annuity Starting Date and (2) will be equal to 8%, reduced as described in the following sentence, of the Member's Pre-2002 Balance as of the last day of the prior Plan Year. A Member's reduced interest credit will be equal to 8% multiplied by a fraction, the numerator of which is the number of calendar months in the

                                       -5-
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                    Plan Year up to but not including the month in which his
                    Annuity Starting Date occurs and the denominator of which is 12.

              (b) Until his Annuity Starting Date, for that portion of a Member's Cash Balance Account that is attributable to amounts credited after December 31, 2001 ("Post-2002 Balance"), a Member's Cash Balance Account will be credited each Plan Year with an interest credit equal to the average of the 30-year U.S. Treasury rates, as of March 31, June 30, and September 30 of the preceding Plan Year, rounded to the nearest one-tenth (1/10) of one percent (1%), multiplied by the Member's Post-2002 Balance as of the last day of the prior Plan Year. If no 30-year U.S. Treasury rate is issued for an applicable date, the Plan will substitute the applicable interest rate specified by Code paragraph 417(e)(3) or its interpretive regulations. The minimum rate of interest credit under this Subsection will be 6% and the maximum rate will be 12%. Interest credits under this Subsection will be credited as of the last day of the Plan Year, except that if a Member's Annuity Starting Date is other than the last day of the Plan Year, the Member's interest credit for the Plan Year in which his Annuity Starting Date occurs (1) will be credited to his Cash Balance Account on or before his Annuity Starting Date and
                    (2) will be equal to the interest credit determined in the first sentence of this Subsection for the Plan Year in which the Member's Annuity Starting Date occurs, reduced as described in the following sentence, multiplied by the Member's Post-2002 Balance as of the last day of the prior Plan Year. A Member's reduced interest credit will be equal to the interest rate determined in the first sentence of this Subsection for the Plan Year in which the Member's Annuity Starting Date occurs, multiplied by a fraction, the numerator of which is the number of calendar months in the Plan Year up to but not including the month in which his Annuity Starting Date occurs and the denominator of which is 12.

              9.    Effective January 1, 2001, Section 7.01 is amended to read as follows:

              SECTION 7.01. NORMAL RETIREMENT BENEFITS. Subject to Section 7.05, if a Member Separates from Service on or after his Normal Retirement Date, a benefit equal to the value of his Cash Balance Account will be paid as follows:

              (a) If the value of the balance of the Member's Cash Balance Account is $5,000 or less on the date his benefits are payable, which will be as soon as administratively feasible after his Separation from Service, his benefit will be paid to him in a lump sum cash payment.

              (b) If the value of the Member's Cash Balance Account is greater than $5,000 on the date his benefits would be payable, which will be as soon as administratively feasible after his Separation from Service, his benefit will be paid as follows:

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                    (1)    If the Member is married on his Annuity Starting
                           Date, a benefit equal to the value of his Cash Balance Account will be paid to him in the form of a Qualified Joint and Survivor Annuity beginning as soon as administratively feasible after his Separation from Service, unless he waives this form of payment and elects a lump sum cash payment in accordance with Paragraphs (3) and (4). A Member may elect to defer payment of his benefit to the first day of any month occurring after the Member's Separation from Service and on or before the Member's Required Beginning Date.

                    (2) If the Member is not married on his Annuity Starting Date, a benefit equal to the value of his Cash Balance Account will be paid to him in the form of a Life Annuity beginning as soon as administratively feasible after his Separation from Service, unless he waives this form of benefit and elects a lump sum cash payment in accordance with Paragraphs (3) and
                           (4). A Member may elect to defer payment of his benefit to the first day of any month occurring after the Member's Separation from Service and on or before the Member's Required Beginning Date.

                    (3) A Member may elect to waive the Qualified Joint and Survivor Annuity or the Life Annuity, whichever is applicable, and elect to receive the value of his Cash Balance Account in a single lump sum cash payment paid as of the first day of any month occurring after the Member Separates from Service and on or before the Member's Required Beginning Date.

                    (4) A Member's election of a lump sum cash payment in lieu of a Qualified Joint and Survivor Annuity or Life Annuity must be made in writing and received by the Committee during the Applicable Election Period. If the Member is married, his Spouse must consent in writing to his election. The Spouse's consent must be irrevocable, must be made and received by the Committee during the Applicable Election Period, must acknowledge the effect of the consent and election, and must be witnessed by a notary public or Plan representative. If the Member establishes to the satisfaction of the Committee that the Spouse's consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the Spouse's consent will be deemed to have been given. If a Member is legally separated from his Spouse or has been abandoned by his Spouse within the meaning of local law, and the Member has a court order to that effect, the Spouse's consent will not be required unless a Qualified Domestic Relations Order provides otherwise. Any consent will be valid only with respect to the Spouse who signs the consent or, in the event of a deemed consent, the designated Spouse. If a Member's Spouse is legally incompetent to give consent, the Spouse's legal guardian (even if the guardian is the Member) may give consent. A Member may revoke a prior election at any time prior to the commencement of his benefits.

              10.   Effective January 1, 2002, a new Subsection 7.01(c) will be added to the Plan to read as follows:

              (c) When a Member continues in employment with the Employer beyond his Normal Retirement Date, benefits will not begin during that continued period of employment unless required under Section 7.09. The Member will be sent a notification described in ss. 2530.203-3(b)(4) of the Department of Labor regulations, provided that the suspension of benefits notice is limited to periods of service within the context of ss. 2530.203-3(c) of the Department of Labor regulations.

              11.   Effective January 1, 2001, Section 7.03 is amended to read as follows:

              SECTION 7.03. OTHER TERMINATION BENEFITS. Subject to Section 7.05, if a Member Separates from Service for any reason other than retirement, disability, or death, and his benefit has become vested in accordance with Subsection 5.02(b), his benefit is to be paid as follows:

              (a) If the present value of the balance of the Member's Cash Balance Account is $5,000 or less on the date his benefits are payable, which is as soon as administratively feasible after his Separation from Service occurs, a benefit equal to the present value of his Cash Balance Account will be paid to him in a single lump sum cash payment as soon as administratively feasible after the last day of the Plan Year in which his Separation from Service occurs.

              (b) If the present value of the balance of the Member's Cash Balance Account exceeds $5,000 on the date his benefits are payable, which is as soon as administratively feasible after his Separation from Service occurs, then, subject to 7.16, a benefit equal to the present value of his Cash Balance Account will be paid as follows:

                    (1) If the Member is married on his Annuity Starting Date, his benefit will be paid to him in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coinciding with or next following the date on which he reaches age 55, unless he waives this form of benefit and elects a lump sum cash payment in accordance with Paragraph 3. A Member may elect to defer payment of his benefit to the first day of any month occurring after the Member reaches age 55 and on or before the Member's Required Beginning Date.

                    (2) If the Member is not married on his Annuity Starting Date, a benefit equal to the present value of his Cash Balance Account will be paid to him in the form of a Life Annuity beginning on the first day of the month coinciding with or next following the date on which he reaches age 55, unless he waives this form of payment and elects a lump sum cash payment. A Member may elect to defer payment of his benefit to the first day of any month occurring after the Member reaches age 55 and on or before the Member's Required Beginning Date.

                    (3) A Member may waive the Qualified Joint and Survivor Annuity or the Life Annuity, whichever is applicable, and elect to receive his benefit in a single lump sum cash payment paid as of the last day of any month occurring after the Member reaches age 55 and on or before the Member's Required Beginning Date. A Member's election of an optional form of benefit must comply with the requirements of Section 7.01(b)(4).

              12.   Effective January 1, 2002, a new Subsection 7.09(k) is added to the Plan to read as follows:

              (k) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Code paragraph 401(a)(9) in accordance with the regulations under paragraph 401(a)(9) that were proposed on January 17, 2001 (the "2001 Proposed Regulations"), notwithstanding any provision of the Plan to the contrary. This amendment will continue in effect until the last calendar year beginning before the effective date of the final regulations issued under Code paragraph 401(a)(9) or such other date as may be published by the Internal Revenue Service.

              13.   Effective January 1, 2001, a new Section 7.16 is added to

read as follows:

              SECTION 7.16. ANNUAL DETERMINATIONS OF CASH BALANCE ACCOUNTS. For purposes of Sections 7.01, 7.02, 7.03 and 7.04, the determination of whether the present value of a Member's Cash Balance Account is $5,000 or less will be made at the time the benefit is first payable and again once each Plan Year after the benefit is first payable. If at any time a determination is made that the present value of a Member's Cash Balance Account is $5,000 or less, the benefit will be paid to the Member or his or her Beneficiary in a lump sum cash payment as soon as administratively feasible after the determination.

              14.   A new Article XV is added to the Plan to read as follows:

                                   ARTICLE XV
                        AMENDMENT TO THE PLAN FOR EGTRRA

              SECTION 15.01. ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This Article of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Article is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Article will be effective as of the first day of the first Plan Year beginning after December 31, 2001.

              SECTION 15.02. SUPERSESSION OF INCONSISTENT PROVISIONS. This Article will supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Article.

              SECTION 15.03. LIMITATIONS ON BENEFITS.

              (a) EFFECTIVE DATE. This Section will be effective for limitation years ending after December 31, 2001.

              (b) EFFECT ON MEMBERS. Benefit increases resulting from the increase in the limitations of Code subsection 415(b) will be provided to all Employees participating in the Plan who have one Hour of Service on or after January 1, 2002.

              (c)   DEFINITIONS.

                    (1) DEFINED BENEFIT DOLLAR LIMITATION. The "defined benefit dollar limitation" is $160,000, as adjusted, effective January 1 of each year, under Code subsection 415(d) in such manner as the Secretary prescribes, and payable in the form of a Life Annuity. A limitation as adjusted under Code subsection 415(d) applies to limitation years ending with or within the calendar year for which the adjustment applies.

                    (2) MAXIMUM PERMISSIBLE BENEFIT. The "maximum permissible benefit" is the lesser of the defined benefit dollar limitation or the defined benefit compensation limitation (both adjusted where required, as provided in (A) and, if applicable, in (B) or (C) below).

                           (A) If the Member has fewer than 10 years of participation in the Plan, the defined benefit dollar limitation will be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the Plan and (ii) the denominator of which is 10. In the case of a Member who has fewer than 10 Years of Benefit Service with the Employer, the defined benefit compensation limitation will be multiplied by a fraction, (i) the numerator of which is the number of Years (or part thereof) of Benefit Service with the Employer and (ii) the denominator of which is 10.

                           (B) If the benefit of a Member begins prior to age 62, the defined benefit dollar limitation applicable to the Member at such earlier age is an annual benefit payable in the form of a Life Annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the Member at age 62 (adjusted under (A) above, if required). The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of (i) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in the definitions of "Actuarial Equivalent" and "Applicable Percentage" at Section 2.01 of the Plan and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate and the applicable mortality table as defined in the definitions of "Actuarial Equivalent" at Section 2.01 of the Plan. Any decrease in the defined benefit dollar limitation determined in accordance with this Paragraph (B) will not reflect a mortality decrement if benefits are not forfeited upon the death of the Member. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

                           (C) If the benefit of a Member begins after the Member attains age 65, the defined benefit dollar limitation applicable to the Member at the later age is the annual benefit payable in the form of a Life Annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the Member at age 65 (adjusted under (A) above, if required). The actuarial equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as (i) the lesser of the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in the definitions of "Actuarial Equivalent" and "Applicable Percentage" at Section 2.01 of the Plan and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate assumption and the applicable mortality table as defined in the definition of "Actuarial Equivalent" at Section 2.01 of the Plan. For these purposes, mortality between age 65 and the age at which benefits commence will be ignored.

              SECTION 15.04.  INCREASE IN COMPENSATION LIMIT.

              (a) INCREASE IN LIMIT. The annual Compensation of each Member taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, will not exceed $200,000. For purposes of determining Compensation and benefit accruals in a Plan Year beginning after December 31, 2001, Compensation for any prior determination period will be limited to $150,000 for any Plan Year beginning in 1996 or earlier; $160,000 for any Plan Year beginning in 1997, 1998, or 1999; and $170,000 for any Plan Year beginning in 2000 or 2001.

              (b) COST-OF-LIVING ADJUSTMENT. The $200,000 limit on annual Compensation in Paragraph (a) will be adjusted for cost-of-living increases in accordance with Code subparagraph 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the Plan Year that begins with or within such calendar year.

              SECTION 15.05. MODIFICATION OF TOP-HEAVY RULES.

              (a) EFFECTIVE DATE. This Section will apply for purposes of determining whether the Plan is a Top-Heavy Plan under Code subsection 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code subsection 416(g) for such years. This Section amends Article XIII of the Plan.

              (b)   DETERMINATION OF TOP-HEAVY STATUS.

                    (1) KEY EMPLOYEE. "Key Employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Code paragraph 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means compensation within the meaning of Code paragraph 415(c)(3). The determination of who is a key employee will be made in accordance with Code paragraph 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

                    (2) DETERMINATION OF PRESENT VALUES AND AMOUNTS. This Paragraph (2) will apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date.

                           (A) DISTRIBUTIONS DURING YEAR ENDING ON THE DETERMINATION DATE. The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date will be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code paragraph 416(g)(2) during the 1-year period ending on the Determination Date. The preceding sentence will also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code clause 416(g)(2)(A)(i). In the case of a distribution made for a reason other than Separation from Service, death, or Disability, this provision will be applied by substituting a 5-year period for the 1-year period.

                           (B) EMPLOYEES NOT PERFORMING SERVICES DURING YEAR ENDING ON THE DETERMINATION DATE. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date will not be taken into account.

                           (C) MINIMUM BENEFITS. For purposes of satisfying the minimum benefit requirements of Code paragraph 416(c)(1) and the Plan, in determining years of service with the Employer, any service with the Employer will be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Code subsection 410(b)) no Key Employee or former Key Employee.

              SECTION 15.06. DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS.

              (a) EFFECTIVE DATE. This Section will apply to distributions made after December 31, 2001.

              (b) MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT PLAN. For purposes of the direct rollover provisions in Section 7.14 of the Plan, an Eligible Retirement Plan also means an annuity contract described in Code subsection 403(b) and an eligible plan under Code subsection 457(b), which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan will also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order.

              This Third Amendment of ESI Pension Plan is executed by its duly authorized officers this 7th day of February , 2001.

                                                  ITT EDUCATIONAL SERVICES, INC.

                                                  By: /s/ Jenny Yonce
                                                     ---------------------------
                                                           (Signature)

                                                       Jenny Yonce
                                                     --------------------------
                                                           (Printed)

                                                      Mgr. Benefits & HRIS
                                                     --------------------------
                                                           (Title)

ATTEST:

  /s/ Jill Bradley
---------------------------------
(Signature)

 Jill Bradley
---------------------------------
(Printed)

 Retirement Specialist
---------------------------------
(Title)